UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 24, 2012

MISSION WEST LIQUIDATING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34000	46-6433582

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10050 Bandley Drive Cupertino, CA	95014

(Address of principal executive offices)	(Zip Code)

(408) 725-0700

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On December 26, 2012, Mission West Properties, Inc., a Maryland corporation (“Mission West” or the “Company”), entered into an Agreement and Declaration of Trust (the “Liquidating Trust”) by and between the Company and Carl E. Berg as Trustee (the “Trustee”), as amended on December 28, 2012, for the purpose of winding up the Company’s affairs and disposing of the Company’s assets.  Carl E. Berg, Chairman of the Board and Chief Executive Officer of the Company, will serve as the initial Trustee.  The Liquidating Trust was entered into in accordance with the Plan of Liquidation approved by the board of directors of the Company (the “Board”) on November 12, 2012 and approval of the liquidation and dissolution of the Company (the “Liquidation”) by the Board on November 12, 2012 and by the Company’s stockholders at a Special Meeting of Stockholders on December 13, 2012. The foregoing is qualified in its entirety by reference to the Liquidating Trust attached hereto as Exhibit 10.1and incorporated by reference herein.

The Liquidation is part of a series of transactions that included a recapitalization (the “Recapitalization”) of the Company’s operating partnerships pursuant to the Asset Alignment and Limited Partnership Conversion Agreement dated November 2, 2012 by and among the Company, Mission West Properties, L.P., Mission West Properties, L.P. I, Mission West Properties, L.P. II, Mission West Properties, L.P. III, Mission West Properties, L.P. IV and Mission West Properties, L.P. V (each, an “Operating Partnership,” and collectively, the “Operating Partnerships”), and a majority in interest of the limited partners (the “Limited Partners”) of the Operating Partnerships, and the Partnership Separation Agreement dated November 2, 2012 by and among the Company, each of the Operating Partnerships and the limited partners of the Operating Partnerships (collectively, the “Recapitalization Agreements”) and the sale of substantially all of the Company’s remaining assets following the Recapitalization to M West Holdings, L.P., a Delaware limited partnership (the “Buyer”) sponsored by Divco West and TPG Real Estate (the “Asset Sale”) pursuant to an Agreement of Purchase and Sale and Escrow Instructions (the “Sale Agreement”) dated November 2, 2012, and as subsequently amended on each of December 12, 2012, December 19, 2012 and December 21, 2012, by and between the Company and the Buyer. Pursuant to the Recapitalization Agreements, following certain sales or transfers of assets among the Operating Partnerships and conversions of ownership interests, the Company withdrew as the general partner of, and with respect to any general partner interest and any limited partner interests in, each of the Operating Partnerships, resulting in the non-converting limited partners (the “Surviving LPs”) having an ownership interest in the remaining Operating Partnerships, and with entities affiliated with Carl E. Berg holding a majority in interest of the interests in the remaining Operating Partnerships. The assets sold to the Buyer included property transferred to the Company from the Operating Partnerships as part of the Recapitalization.

On December 28, 2012, the Company issued a press release announcing that it transferred its remaining assets to the Liquidating Trust, and the Liquidating Trust assumed the Company’s remaining liabilities.  The press release is attached hereto as Exhibit 99.2 and incorporated by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On December 26, 2012, the Company issued a press release announcing that on December 24, 2012, it completed the Recapitalization and the Asset Sale, disposing of all of its real estate assets for an enterprise value of approximately $1.3 billion.  Mission West sold real estate assets to the Buyer in exchange for approximately $400 million in cash and $398 million in assumed mortgage debts and other obligations, as adjusted for certain closing costs, escrows and other items.  In addition, Mission West completed the Recapitalization with an approximate net value of $525 million.  The press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.  Pro forma financial statements giving effect to the Recapitalization and the Asset Sale are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28, 2012, Mission West notified The NASDAQ Stock Market LLC (“NASDAQ”) of the transfer of its assets and liabilities to the Liquidating Trust and the automatic conversion of its outstanding common stock on December 28, 2012 (the “Record Date”) into beneficial interests in the Liquidating Trust.  In accordance therewith, Mission West intends to file a Form 25 with the Securities and Exchange Commission (“SEC”).

Item 3.03.    Material Modification to Rights of Security Holders.

The Board determined to close the Company’s stock transfer books on the close of business on Record Date.  Each outstanding share of Mission West common stock on the Record Date, each vested option to purchase common stock on the Record Date and certain Limited Partners automatically became the holder of one unit of beneficial interest in the Liquidating Trust for each share of common stock of the Company held of record by such stockholder, each share of common stock of the Company underlying vested options or an interest representing a shares of common stock of the Company on a 1-for-1 basis.

Following the closing of the its stock transfer book and the automatic conversion of this common stock, in accordance therewith, Mission West filed a Form 15 with the SEC to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934 and to delist the Company’s common stock from trading on the NASDAQ Global Market.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2012, the Company entered into a Severance Agreement and General Release of Claims (the “Severance Agreement”) with each of Raymond V. Marino, President, Chief Operating Officer and Secretary, and Wayne N. Pham, Vice President of Finance and Controller.  Pursuant to the Severance Agreements, Mr. Marino and Mr. Pham will receive a lump sum payment of $500,000 and $138,000, respectively, upon termination of their employment with Mission West.  The Severance Agreement also includes a mutual release of claims and a mutual agreement not to disparage the other party.  The foregoing is qualified in its entirety by reference to the form of Severance Agreement attached hereto as Exhibit 10.2 and incorporated by reference herein.

Mr. Marino resigned as the Company’s President, Chief Operating Officer and Secretary on December 28, 2012.

Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K, including, but not limited to, statements regarding the timing and amounts of the liquidating payments and the estimated expenses and costs to be paid by the liquidating trust, and any statements of assumptions underlying any of the foregoing, are forward-looking statements within the meaning of the Private Securities Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to be materially different than expectations. Such risks and uncertainties include, but are not limited to, the risk that the Recapitalization, the Asset Sale or the Liquidation will not be consummated at all or in accordance with current timing expectations; and other risks detailed from time to time in the reports the Company files with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2011, as amended, and Form 10-Q for the quarter ended September 30, 2012, copies of which are available on the SEC’s website at www.sec.gov. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof. Mission West disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Item 9.01.    Financial Statements and Exhibits

(b)           Pro forma financial information.

The pro forma financial information required as part of this Item 9.01 is attached hereto as Exhibit 99.1.

(d)           Exhibits

Exhibit No.	Description

10.1	Agreement and Declaration of Trust dated as of December 26, 2012 by and between Mission West Properties, Inc. and Carl E. Berg, as Trustee, as amended.
10.2	Form of Severance Agreement and General Release of Claims.
99.1	Press release issued on December 26, 2012.
99.2	Press release issued on December 28, 2012.
99.3	Pro Forma Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 31, 2012
MISSION WEST LIQUIDATING TRUST

By:	/s/ Carl E. Berg
Carl E. Berg
Trustee

 EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Declaration of Trust dated as of December 26, 2012 by and between Mission West Properties, Inc. and Carl E. Berg, as Trustee, as amended.
10.2	Form of Severance Agreement and General Release of Claims.
99.1	Press release issued on December 26, 2012.
99.2	Press release issued on December 28, 2012.
99.3	Pro Forma Financial Statements.